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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-65245, No. 333-65255, No. 333-31054, No. 333-37456 and No. 333-43510 of Entrust
Technologies Inc. on Forms S-8 of our report dated February 2, 2001, appearing in this Annual Report on Form 10-K of Entrust Technologies Inc. for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
March 19, 2001